Exhibit 10.22

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of May 29, 2015, among SKINNYPOP POPCORN LLC (formerly known as TA MIDCO 1, LLC), a Delaware limited liability company (the “Borrower”), AMPLIFY SNACK BRANDS, INC. (formerly known as TA HOLDINGS 1, INC.), a Delaware corporation (“Holdings”), the Lenders party hereto, and JEFFERIES FINANCE LLC, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders (each such Lender party to the Credit Agreement immediately prior to giving effect to this Third Amendment, an “Existing Lender”), the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of July 17, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of August 18, 2014 and that certain Second Amendment to Credit Agreement, dated as of December 23, 2014, the “Credit Agreement”);

WHEREAS, the Borrower has previously notified the Administrative Agent, in accordance with Section 2.20(a) of the Credit Agreement, that it is requesting a Revolving Commitment Increase in an aggregate principal amount of $25,000,000 (the “2015 Revolving Commitment Increase”, and the loans thereunder, the “2015 Incremental Revolving Loans”);

WHEREAS, the Borrower has previously notified the Administrative Agent, in accordance with Section 2.08 of the Credit Agreement, that it is terminating in full the Revolving Commitments existing immediately prior to the Third Amendment Effective Date (the “Existing Revolving Commitments” and the Revolving Loans thereunder, the “Existing Revolving Loans”);

WHEREAS, the Borrower has previously notified the Administrative Agent, in accordance with Section 2.20(b) of the Credit Agreement, that it is requesting a Term Commitment Increase in an aggregate principal amount up to $7,500,000 (the “2015 Term Commitment Increase”, and the loans thereunder, the “2015 Incremental Term Loans”);

WHEREAS, each of the Borrower and each Lender party hereto desires to amend the Credit Agreement to, among other things, (i) effect the 2015 Revolving Commitment Increase and (ii) effect the 2015 Term Commitment Increase and provide for the making of the 2015 Incremental Term Loans, the proceeds of which will be used to (a) pay the 2015 Dividend (as defined below) and (b) pay fees and expenses incurred in connection with the foregoing and in connection with this Third Amendment (collectively, the “Transactions”);

WHEREAS, each Person indicated on Schedule 1 hereto (each, a “2015 Incremental Term Lender” and, collectively, the “2015 Incremental Term Lenders”) has advised the Borrower and the Administrative Agent it is willing (and hereby commits) to provide 2015 Incremental Term Loans in the amount set forth opposite such 2015 Incremental Term Lender’s name on Schedule 1 hereto (with respect to each such 2015 Incremental Term Lender, its “2015 Incremental Term Commitment”), in each case, subject to the terms and conditions set forth herein;

WHEREAS, each Person indicated on Schedule 2 hereto (each, a “2015 Incremental Revolving Lender” and, collectively, the “2015 Incremental Revolving Lenders”) has advised the Borrower and the Administrative Agent it is willing (and hereby commits) to provide 2015 Incremental Revolving Loans in the amount set forth opposite such 2015 Incremental Revolving Lender’s name on Schedule 2 hereto (with respect to each such 2015 Incremental Revolving Lender, its “2015 Incremental Revolving Commitment”), in each case, subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the Transactions and the amendment of certain terms and provisions of the Credit Agreement as set forth herein, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I.	2015 Revolving Commitment Increase; Termination of Existing Revolving Commitments.

A.     Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section V.E hereof, on and as of the Third Amendment Effective Date (as defined below):

1.     Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each 2015 Incremental Revolving Lender hereby agrees to provide a 2015 Incremental Revolving Commitment to the Borrower on the Third Amendment Effective Date in the amount set forth opposite such Lender’s name on Schedule 2 hereto and (ii) the 2015 Incremental Revolving Lenders hereby agree to make up to $15,000,000 of 2015 Incremental Revolving Loans in the aggregate on the Third Amendment Effective Date.

2.     Each 2015 Incremental Revolving Lender hereby agrees that upon, and subject to, the occurrence of the Third Amendment Effective Date, such 2015 Incremental Revolving Lender shall be deemed to be, and shall become, a “Lender” under, the Credit Agreement and the other Loan Documents with respect to its 2015 Incremental Revolving Loans. From and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to any 2015 Incremental Revolving Lender’s “Revolving Commitment” shall be its 2015 Incremental Revolving Commitment made pursuant to this Third Amendment and (ii) each reference in the Credit Agreement to “Revolving Commitments” shall include the 2015 Incremental Revolving Commitments and each reference in the Credit Agreement to “Revolving Loans” shall include the 2015 Incremental Revolving Loans.

3.     Except as set forth in this Third Amendment, the 2015 Incremental Revolving Commitments shall be identical to the Existing Revolving Commitments, and the 2015 Incremental Revolving Loans shall be identical to the Existing Revolving Loans under the Credit Agreement immediately prior to the Third Amendment Effective Date, in each case including, without limitation, with respect to conditions to borrowing, maturity, mandatory prepayments, repayments and other economic terms.

4.     Each 2015 Incremental Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other 2015 Incremental Revolving Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

B.     For purposes of the Credit Agreement, the Third Amendment Effective Date shall be considered an “Incremental Revolving Facility Closing Date” and this Third Amendment shall be considered an “Incremental Revolving Facility Amendment”.

C.     Subject to the terms and conditions set forth herein and in the Credit Agreement, the parties hereto hereby agree that the Existing Revolving Commitments shall terminate in full on the Third Amendment Effective Date. The Borrower agrees to repay the aggregate principal amount of all Revolving Loans (if any) outstanding on the Third Amendment Effective Date and to pay all accrued interest, fees and other amounts owing on the Existing Revolving Commitments and Existing Revolving Loans to and until the Third Amendment Effective Date.

II.	2015 Incremental Term Loans.

A.     Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section V.E hereof, on and as of the Third Amendment Effective Date (as defined below):

1.     Each 2015 Incremental Term Lender hereby agrees to make a 2015 Incremental Term Loan to the Borrower on the Third Amendment Effective Date in a principal amount up to its respective 2015 Incremental Term Commitment.

2.     Each 2015 Incremental Term Lender hereby agrees that upon, and subject to, the occurrence of the Third Amendment Effective Date, such 2015 Incremental Term Lender shall be deemed to be, and shall become, a “Lender” under, the Credit Agreement and the other Loan Documents with respect to its 2015 Incremental Term Loans. From and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to any 2015 Incremental Term Lender’s “Commitment” shall be (A) its 2015 Incremental Term Commitment made pursuant to this Third Amendment, plus (B) any other Commitment of such 2015 Incremental Term Lender existing as of the Third Amendment Effective Date and (ii) each reference in the Credit Agreement to “Term Loans” shall include the 2015 Incremental Term Loans.

3.     The 2015 Incremental Term Loans shall constitute a separate tranche of Term Loans from the existing Term Loans outstanding under the Credit Agreement (the “Existing Term Loans”); provided, that other than with respect to deviations in permissible use of proceeds as set forth in Section III.G below, the 2015 Incremental Term Loans shall be identical to the Existing Term Loans, including, without limitation, with respect to maturity, mandatory prepayments (including the “repricing premium” provisions of Section 2.24 of the Credit Agreement), repayments and other economic terms and shall, together with the Existing Term Loans, constitute a single Class for all purposes of the Credit Agreement.

4.     Each 2015 Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other 2015 Incremental Term Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

B.     For purposes of the Credit Agreement, the Third Amendment Effective Date shall be considered an “Incremental Term Facility Closing Date” and this Third Amendment shall be considered an “Incremental Term Facility Amendment”.

III.	Additional Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section V.E hereof, on and as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:

A.     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

““2015 Dividend” means the one-time cash dividend, in an aggregate amount up to $22,500,000, from the Borrower to Holdings, for further distribution by Holdings ratably to all holders of its outstanding Equity Interests.”

““2015 Incremental Revolving Commitments” means, with respect to each Lender, the commitment, if any, of such Lender to make 2015 Incremental Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption or (ii) a Refinancing Amendment. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2 of the Third Amendment, or in the Assignment and Assumption or Refinancing Amendment pursuant to which such Lender shall have assumed its 2015 Incremental Revolving Commitment, as the case may be. The initial aggregate amount of the Lenders’ 2015 Incremental Revolving Commitments is $25,000,000.”

““2015 Incremental Revolving Loans” means the Revolving Loans funded on or after the Third Amendment Effective Date by the 2015 Incremental Revolving Lenders pursuant to Section 1.02.”

““2015 Incremental Revolving Lenders” means a Lender with a 2015 Incremental Revolving Commitment or, if the 2015 Incremental Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.”

““2015 Incremental Term Loans” means the Term Loans funded on the Third Amendment Effective Date by the 2015 Incremental Term Lenders in an aggregate principal amount up to $7,500,000.”

““2015 Incremental Term Lenders” means the Persons listed on Schedule 1 of the Third Amendment and any other Person that shall have become a 2015 Incremental Term Lender pursuant to an Assignment and Assumption or a Refinancing Amendment, in each case, other than any such Person that ceases to be a 2015 Incremental Term Lender pursuant to an Assignment and Assumption.”

““Third Amendment” means the Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, Holdings, the Administrative Agent, and the Lenders party thereto.”

““Third Amendment Effective Date” means May 29, 2015.”

B.     Section 1.01 of the Credit Agreement is hereby further amended by deleting clause (b)(vii) in the definition of “Excess Cash Flow” and inserting in lieu thereof the following:

“(vii) the amount of dividends paid and other Restricted Payments made in cash during such period pursuant to Sections 6.06(a)(ii), (vii)(A) through (F) or (xviii) to the extent such dividends or other Restricted Payments were financed with internally generated cash flow of Holdings and its Restricted Subsidiaries,”

C.     Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Incremental Cap” set forth therein in its entirety as follows:

““Incremental Cap” means (a) the amount of the 2014 Incremental Term Loans made on the Second Amendment Effective Date, plus (b) the amount of the 2015 Incremental Term Loans made on the Third Amendment Effective Date, plus (c) the amount of the 2015 Incremental Revolving Commitments provided on the Third Amendment Effective Date, plus (d) $50,000,000.”

D.     Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Qualified IPO” set forth therein in its entirety as follows:

E.     ““Qualified IPO” means the issuance or sale of common Equity Interests of the Borrower or any direct or indirect parent of the Borrower in an underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act.”

F.     Section 2.10(a) of the Credit Agreement is hereby amended by amending and restating in its entirety as follows:

“(a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay the Term Loan Borrowings on the days and in the amounts set forth below:

Date	Amount
June 30, 2015	$2,562,500
September 30, 2015	$2,562,500
December 31, 2015	$2,562,500
March 31, 2016	$2,562,500
June 30, 2016	$2,562,500
September 30, 2016	$2,562,500
December 31, 2016	$2,562,500
March 31, 2017	$2,562,500
June 30, 2017	$2,562,500
September 30, 2017	$2,562,500
December 31, 2017	$2,562,500
March 31, 2018	$2,562,500
June 30, 2018	$2,562,500
September 30, 2018	$2,562,500
December 31, 2018	$2,562,500
March 31, 2019	$2,562,500
June 30, 2019	$2,562,500
Term Maturity Date	All unpaid principal of the Term Loans

G.     Section 5.10 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“The proceeds of 2015 Incremental Revolving Loans drawn on the Third Amendment Effective Date and proceeds of the 2015 Incremental Term Loans will be used to (a) to pay the 2015 Dividend and (b) to pay fees and expenses incurred in connection with the foregoing and in connection with the Third Amendment.”

H.     Section 6.06(a) of the Credit Agreement is hereby amended by deleting “and” at the end of clause (xvi) thereof, inserting “and” after the “;” at the end of clause (xvii) thereof and inserting the following new clause (xviii) at the end thereof:

“(xviii) the Borrower and Holdings may make the 2015 Dividend on or promptly following the Third Amendment Effective Date.”

IV.	Consent and Acknowledgment; Limited Waivers.

A.     As of the Third Amendment Effective Date, in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Third Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and the Lenders signatory hereto consent to the amendments to the Credit Agreement as set forth in Sections I, II and III of this Third Amendment.

B.     The Administrative Agent and Lenders signatory hereto hereby waive, with respect to the 2015 Incremental Term Commitments and 2015 Incremental Revolving Commitments established hereunder, the requirement pursuant to Section 2.20 of the Credit Agreement that any Revolving Commitment Increase or Term Commitment Increase shall be in integral multiples of $1,000,000.

C.     The Administrative Agent and Lenders signatory hereto hereby waive, with respect to the Existing Revolving Commitments to be terminated on the Third Amendment Effective Date, the requirement pursuant to Section 2.08(c) of the Credit Agreement that the Borrower shall have provided notice of its election to terminate such Existing Revolving Commitments at least three Business Days’ prior to such termination.

V.	Miscellaneous Provisions.

A.     In order to induce the undersigned to enter into this Third Amendment, each Loan Party hereby represents and warrants to the Lenders on and as of the Third Amendment Effective Date that:

1.     Each Loan Party is duly organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdictions) under the laws of the jurisdiction of its organization, has the corporate or other organizational power and authority to, except as would not reasonably be expected to have a Material Adverse Effect, carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under the Third Amendment Loan Documents to which it is a party and to effect the Transactions and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

2.     The performance of this Third Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party. This Third Amendment has been duly executed and delivered by such Loan Party and constitutes, and each other Loan Document to which such Loan Party is a party as of the date hereof, constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

3.     The performance of the transactions contemplated by this Third Amendment and the execution and delivery of this Third Amendment (a) do not require any consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority or third party, except (i) such as have been obtained or made and are in full force and effect and (ii) consents, approvals, exemptions, authorizations, registrations, filings, permits or actions the failure of which to obtain or perform would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of such Loan Party, (c) will not violate or result in a default or require any consent or approval under any indenture, instrument, agreement, or other document binding upon such Loan Party or its property or to which such Loan Party or its property is subject, or give rise to a right thereunder to require any payment to be made by such Loan Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not violate any Requirements of Law, except for violations that could not reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of such Loan Party, except Liens created by the Security Documents and Liens permitted under the Loan Documents.

B.     This Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

C.     This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Third Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart thereof.

D.     The parties hereto hereby acknowledge and agree that this Third Amendment is a Loan Document and is subject to Sections 9.09 and 9.10 of the Credit Agreement, the terms of which are incorporated by reference herein, mutatis mutandis, as if set forth in their entirety herein.

E.     This Third Amendment shall become effective on the date (“Third Amendment Effective Date”) when:

1.     The Administrative Agent (or its counsel) shall have received (a) from the Borrower, Holdings, each 2015 Incremental Revolving Lender, each 2015 Incremental Term Lender and each Existing Lender, either (i) a counterpart of this Third Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Third Amendment) that such party has signed a counterpart of this Third Amendment and (b) to the extent requested by any 2015 Incremental Revolving Lender or 2015 Incremental Term Lender prior to the Third Amendment Effective Date, promissory notes representing such 2015 Incremental Revolving Lender’s 2015 Incremental Revolving Loans or such 2015 Incremental Term Lender’s 2015 Incremental Term Loans, as applicable (the “Notes”, and clauses (a) and (b), collectively, the “Third Amendment Loan Documents”), each of which shall have been delivered (including by way of facsimile or other electronic transmission; provided, that signature pages to the Notes shall promptly after the Third Amendment Effective Date be delivered in original physical copy) to the Administrative Agent, c/o Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, Attention: Andrew Eiger (facsimile number: 212-969-2900 / e-mail address: aeiger@proskauer.com).

2.     The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Third Amendment Effective Date) of Goodwin Procter LLP, in customary form and substance.

3.     The Administrative Agent shall have received a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form of Exhibit E-1 to the Credit Agreement or such other form reasonably acceptable to the Administrative Agent with appropriate insertions, executed by any Responsible Officer of such Loan Party, and including or attaching the documents referred to in paragraph 4 of this Section.

4.     The Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Third Amendment Loan Documents to which it is a party, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Third Amendment Loan Documents to which it is a party, certified as of the Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

5.     The Administrative Agent shall have received (a) all fees required to be paid on the Third Amendment Effective Date as separately agreed in writing on or prior to the date hereof and (b) to the extent estimated or invoiced prior to the Effective Date, payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by any Loan Party under Section 9.03(a) of the Credit Agreement), which amounts may be offset against the proceeds of the 2015 Incremental Term Loans made on the Third Amendment Effective Date.

6.     The Lenders shall have received a certificate, substantially in the form of Exhibit E-2 to the Credit Agreement, from the chief financial officer or chief accounting officer or other officer with equivalent duties of the Borrower certifying as to the solvency of the Borrower and its Restricted Subsidiaries on a consolidated basis after giving effect to the Transactions.

7.     The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.03 of the Credit Agreement in respect of the (i) 2015 Incremental Term Loans to be borrowed on the Third Amendment Effective Date and (ii) 2015 Incremental Revolving Loans not to exceed $15,000,000 to be borrowed on the Third Amendment Effective Date.

8.     The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower on behalf of each Loan Party, confirming compliance with the conditions precedent set forth in paragraphs 10 and 11 below.

9.     The Borrower (i) shall have paid, or have caused to be paid, to the Lenders with Existing Term Loans on the Third Amendment Effective Date, all accrued interest owing on the Existing Term Loans to and until the Third Amendment Effective Date, (ii) shall have paid, or have caused to be paid, to the Lenders with Existing Revolving Commitments immediately prior to the Third Amendment Effective Date, all accrued interest and fees owing on the Existing Revolving Commitments and Existing Revolving Loans to and until the Third Amendment Effective Date and (iii) shall have repaid in full all Existing Revolving Loans (if any) outstanding immediately prior to the Third Amendment Effective Date.

10.   At the time of and immediately after giving effect to the Transactions, no Default or Event of Default shall have occurred and be continuing.

11.   The representations and warranties of each Loan Party contained in Section V.A above and in the other Loan Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Third Amendment Effective Date or on such earlier date, as the case may be.

12.  (x) The Senior Secured Leverage Ratio, calculated on a Pro Forma Basis immediately after giving effect to the 2015 Incremental Term Loans and the 2015 Revolving Commitment Increase and assuming that such 2015 Revolving Commitment Increase is fully drawn, shall not exceed 3.50 to 1.00 as of the last day of the most recently ended LTM Period, (y) on a Pro Forma Basis immediately before and after giving effect to the 2015 Incremental Term Loans and the 2015 Revolving Commitment Increase and assuming that such 2015 Revolving Commitment Increase is fully drawn, the Borrower shall be in compliance with the Financial Performance Covenant at the level that is 0.25 to 1.00 below the then applicable covenant level (after giving effect to this Third Amendment) as of the end of the most recently ended Test Period and (z) the Borrower shall have delivered a certificate of a Financial Officer to the effect set forth in clauses (x) and (y) above, together with reasonably detailed calculations demonstrating compliance with such clauses (x) and (y).

F.     Each Loan Party listed on the signatures pages hereof consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party or otherwise bound shall continue in full force and effect (including, without limitation, the pledge and security interest in the Collateral granted by it pursuant to the Security Documents). Each of the Loan Parties party hereto (in its capacity as debtor, grantor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be) hereby (i) acknowledges and agrees that this Third Amendment does not constitute a novation or termination of the “Secured Obligations” under the Collateral Agreement or other Loan Documents as in effect prior to the Third Amendment Effective Date and which remain outstanding as of the Third Amendment Effective Date, (ii) acknowledges and agrees that the “Secured Obligations” under the Collateral Agreement and the other Loan Documents (as amended hereby) are in all respects continuing, (iii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), (iv) to the extent such Loan Party granted Liens on any of its Collateral pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Secured Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the “Secured Obligations” under the Collateral Agreement or other Loan Documents, including, without limitation, all of the Secured Obligations as amended hereby and (v) agrees that this Third Amendment shall in no manner impair or otherwise adversely affect any of such Liens.

Each Loan Party acknowledges and agrees that nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future waiver of the terms of the Credit Agreement.

G.     From and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

        *         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

Borrower:	SKINNYPOP POPCORN LLC

	By:	/s/ William Christ
	Name:	William Christ
	Title:	President and Treasurer

Holdings:	AMPLIFY SNACK BRANDS, INC.

	By:	/s/ William Christ
	Name:	William Christ
	Title:	President and Treasurer

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

JEFFERIES FINANCE LLC, as 2015 Incremental Revolving Lender and 2015 Incremental Term Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

JFIN REVOLVER CLO 2014 LTD, as an Existing Lender

By Jefferies Finance LLC, as a Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN Fund III LLC, as an Existing Lender

By Jefferies Finance LLC, as a Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN REVOLVER CLO LTD, as an Existing Lender

By Jefferies Finance LLC, as a Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN MM CLO 2014 LTD., as an Existing Lender

By Jefferies Finance LLC, as a Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

SENIOR CREDIT F SPVI (GOL), as an Existing Lender

By:	Goldman Sachs BDC, Inc.

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

GOLDMAN SACHS LENDING PARTNER, as a 2015 Incremental Revolving Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

COMPASS BANK, as an Existing Lender

By:	/s/ Kayle Green
Name: Kayle Green
Title: Managing Director

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

BNP PARIBAS, as an Existing Lender

By:	/s/ Albert Arencibia
Name: Albert Arencibia
Title: Vice President

BNP PARIBAS, as an Existing Lender

By:	/s/ Jeremie Braoude
Name: Jeremie Braoude
Title: Vice President

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

[INSERT LENDER NAME], as an Existing Lender

By:
Name:
Title:

SkinnyPop – Signature Page to Third Amendment to Credit Agreement

SCHEDULE 1

2015 Incremental Term Lenders	2015 Incremental Term Commitment
Jefferies Finance LLC	$7,500,000.00
Total:	$7,500,000.00

SCHEDULE 2

2015 Incremental Revolving Lenders	2015 Incremental Revolving Commitment
Jefferies Finance LLC	$10,000,000.00
Goldman Sachs Lending Partners LLC	$15,000,000.00
Total:	$25,000,000.00

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